Exhibit 10.2

SCHEDULE 1
HOTELS

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
1.	Sonesta Simply Suites Birmingham 600 Corporate Ridge Drive Birmingham, AL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$596,539
2.	Sonesta ES Suites Birmingham Homewood 50 State Farm Parkway Homewood, AL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$871,176
3.	Sonesta Simply Suites Huntsville 201 Exchange Place Huntsville, AL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$620,594
4.	Sonesta Select Phoenix Chandler 920 North 54th Street Chandler, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,229,547
5.	Sonesta ES Suites Flagstaff 1400 N. Country Club Drive Flagstaff, AZ	HPTMI Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$653,715
6.	Sonesta Simply Suites Phoenix 11411 North Black Canyon Highway Phoenix, AZ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$563,147
7.	Sonesta Select Phoenix Camelback 2101 East Camelback Road Phoenix, AZ	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$853,588
8.	Sonesta Suites Scottsdale 7300 East Gainey Suites Drive Scottsdale, AZ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,898,048
9.	Sonesta ES Suites Scottsdale 6040 North Scottsdale Road Scottsdale, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,376,289
10.	Sonesta Simply Suites Scottsdale North 10740 North 90th Street Scottsdale, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,056,905
11.	Sonesta Select Scottsdale at Mayo Clinic 13444 East Shea Boulevard Scottsdale, AZ	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$605,212

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
12.	Sonesta Simply Suites Phoenix Tempe 1335 West Baseline Road Tempe, AZ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$725,507
13.	Sonesta Select Tempe 601 South Ash Avenue Tempe, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,220,901
14.	Sonesta ES Suites Tempe 5075 South Priest Drive Tempe, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,159,727
15.	Sonesta ES Suites Tucson 6477 East Speedway Boulevard Tucson, AZ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$522,115
16.	Sonesta Anaheim 1915 South Manchester Avenue Anaheim, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$1,071,986
17.	Sonesta ES Suites Anaheim 1855 South Manchester Ave Anaheim, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,942,725
18.	Sonesta Select Camarillo 4994 Verdugo Way Camarillo, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$683,320
19.	Sonesta ES Suites Chatsworth 21902 Lassen Chatsworth, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,013,330
20.	Sonesta Select Los Angeles LAX 2000 East Mariposa Avenue El Segundo, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$904,479
21.	Sonesta Emeryville 5555 Shellmound Street Emeryville, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Full	$4,239,477
22.	Sonesta ES Suites Huntington Beach 9930 Slater Avenue Fountain Valley, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,328,506
23.	Sonesta Select Huntington Beach 9950 Slater Road Fountain Valley, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$819,644
24.	Sonesta ES Suites Fresno 5322 North Diana Avenue Fresno, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$869,561
25.	Sonesta Simply Suites Anaheim 12901 Garden Grove Blvd Garden Grove, CA	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$659,489

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
26.	The Sonesta Irvine 17941 Von Karman Avenue Irvine, CA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$2,968,230
27.	Sonesta Simply Suites Orange County Spectrum Ctr 16150 Sand Canyon Avenue Irvine, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$656,593
28.	Sonesta Select Laguna Hills 23175 Avenida de la Carlota Laguna Hills, CA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,063,153
29.	Sonesta Simply Suites Orange County Irvine 3 South Pointe Drive Lake Forest, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$751,813
30.	Sonesta Los Angeles Airport 5985 West Century Boulevard Los Angeles, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$3,020,831
31.	Sonesta Silicon Valley 1820 Barber Lane Milpitas, CA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$3,936,551
32.	Sonesta San Jose 777 Bellew Drive Milpitas, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$2,636,056
33.	Sonesta Select Pleasant Hill 2250 Contra Costa Boulevard Pleasant Hill, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,077,923
34.	Sonesta Redondo Beach & Marina 300 North Harbor Drive Redondo Beach, CA	HPTMI Properties Trust	SVC Redondo Beach TRS LLC	Sonesta Redondo Beach LLC	Full	$4,524,631
35.	Sonesta ES Suites San Francisco Airport 1350 Huntington Avenue San Bruno, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,028,376
36.	Sonesta ES Suites San Diego 11855 Avenue of Industry San Diego, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,206,251
37.	Sonesta ES Suites San Diego - Mira Mesa 6639 Mira Mesa Boulevard San Diego, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,442,282
38.	Sonesta ES Suites Carmel Mountain 11002 Rancho Carmel Drive San Diego, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$908,779

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
39.	Sonesta ES Suites San Jose Airport 1602 Crane Court San Jose, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,814,023
40.	The Clift Royal Sonesta Hotel 495 Geary Street San Francisco, CA	HPT Geary Properties Trust	HPT Clift TRS LLC	Sonesta Clift LLC	Full	$12,012,805
41.	Sonesta Select San Jose Airport 1727 Technology Drive San Jose, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,292,255
42.	Sonesta Select San Ramon 18090 San Ramon Valley Boulevard San Ramon, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,165,448
43.	Sonesta Simply Suites Orange County Airport 2600 South Red Hill Avenue Santa Ana, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$756,179
44.	Sonesta Simply Suites -Silicon Valley Santa Clara 481 El Camino Real Santa Clara, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$747,490
45.	Sonesta Select San Francisco Airport Oyster Point 1300 Veterans Boulevard South San Francisco, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$2,771,746
46.	Sonesta ES Suites San Francisco Airport Oyster Point 1350 Veterans Boulevard South San Francisco, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$2,230,849
47.	Sonesta ES Suites Sunnyvale 900 Hamlin Court Sunnyvale, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$2,212,462
48.	Sonesta ES Suites Torrance Redondo Beach 19901 Prairie Ave Torrance, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,350,567
49.	Sonesta Select Los Angeles Torrance 1925 West 190th Street Torrance, CA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$928,129
50.	Sonesta ES Suites Colorado Springs 3880 North Academy Boulevard Colorado Springs, CO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$569,050
51.	Sonesta Denver 1450 Glenarm Place Denver, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$5,377,582

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
52.	Sonesta Simply Suites Denver Federal Center 895 Tabor Street Lakewood, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$689,165
53.	Sonesta ES Suites Denver South 7820 Park Meadows Drive Lonetree, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$968,481
54.	Royal Sonesta Washington DC 2121 P Street NW Washington, DC	HPT IHG-3 Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$7,941,910
55.	Sonesta ES Suites Wilmington - Newark 240 Chapman Road Newark, DE	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$797,556
56.	Sonesta Select Boca Raton 2000 NW Executive Center Cir. Boca Raton, FL	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,181,308
57.	Sonesta Simply Suites Clearwater 13231 49th Street North Clearwater, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$458,051
58.	Sonesta Fort Lauderdale 999 N. Fort Lauderdale Beach Boulevard Fort Lauderdale, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$3,575,671
59.	Sonesta ES Suites Fort Lauderdale Plantation 410 North Pine Island Road Fort Lauderdale, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,229,241
60.	Sonesta Simply Suites Jacksonville 4990 Belfort Road Jacksonville, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$665,086
61.	Sonesta Simply Suites Miami Airport 8855 NW 27th Street Miami, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$717,617
62.	Sonesta Miami Airport 950 NW LeJeune Road Miami, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$1,751,357
63.	Nautilus Sonesta Miami Beach 1825 Collins Avenue Miami Beach, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$13,232,000
64.	Sonesta Select Miami Lakes 15700 NW 77th Court Miami Lakes, FL	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,129,331
65.	Sonesta ES Suites Orlando 8480 International Drive Orlando, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,775,539

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
66.	Sonesta ES Suites Lake Buena Vista 8751 Suiteside Drive Orlando, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,991,484
67.	Sonesta ES Suites Alpharetta North Point 3980 North Point Parkway Alpharetta, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$862,787
68.	Sonesta ES Suites Atlanta North Point Mall 1325 North Point Drive Alpharetta, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,004,808
69.	Sonesta ES Suites Atlanta Alpharetta Windward 5465 Windward Parkway Alpharetta, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,290,217
70.	Sonesta Atlanta Airport South 4669 Airport Boulevard Atlanta, GA	HPT IHG GA Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$1,389,773
71.	Sonesta ES Suites Atlanta 760 Mount Vernon Highway Atlanta, GA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$828,946
72.	Sonesta Atlanta Northwest Galleria 6345 Powers Ferry Road NW Atlanta, GA	HPT IHG-3 Properties LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$1,244,625
73.	Sonesta Atlanta Airport North 1325 Virginia Avenue Atlanta, GA	HPT IHG-3 Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$3,646,276
74.	Sonesta Select Atlanta Midtown 1132 Techwood Drive NW Atlanta, GA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,051,856
75.	Sonesta Select Atlanta Cumberland 3000 Cumberland Boulevard SE Atlanta, GA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,212,138
76.	Sonesta Simply Suites Atlanta 3665 Shackleford Road Duluth, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$611,241
77.	Sonesta Select Atlanta Airport 3399 International Boulevard Hapeville, GA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,122,876
78.	Sonesta ES Suites Atlanta Kennesaw Town Center 3443 Busbee Drive NW Kennesaw, GA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$889,832

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
79.	Royal Sonesta Kauai Resort 3160 Rice Street Lihue-Kauai, HI	HPTMI Hawaii, Inc.	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Full	$6,819,282
80.	Sonesta Simply Suites Des Moines 7625 Office Plaza Drive North Des Moines, IA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$552,134
81.	Sonesta ES Suites Chicago Downtown 201 East Walton Place Chicago, IL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta Walton Place LLC	Select	$2,750,402
82.	Royal Sonesta Chicago River North 505 North State Street Chicago, IL	HPT IHG Chicago Property LLC	HPT State Street TRS LLC	Sonesta State Street LLC	Full	$3,108,330
83.	Royal Sonesta Chicago Downtown 71 East Wacker Drive Chicago, IL	HPT IHG-2 Properties Trust	HPT Wacker Drive TRS LLC	Sonesta Chicago LLC	Full	$5,886,331
84.	The Allegro Royal Sonesta Chicago Loop 171 West Randolph Street Chicago, IL	HPT IHG-3 Properties LLC	SVC Randolph Street TRS LLC	Sonesta Randolph Street LLC	Full	$5,070,314
85.	Sonesta Simply Suites Chicago Libertyville 1100 N US Route 45 Libertyville, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$603,876
86.	Sonesta Chicago O’Hare Airport 10233 West Higgins Road Rosemont, IL	HPT IHG-3 Properties LLC	SVC Higgins Road TRS LLC	Sonesta Higgins Road LLC	Full	$2,370,717
87.	Sonesta Simply Suites Chicago O’Hare 4021 North Mannheim Road Schiller Park, IL	HPT IHG-2 Properties Trust	SVC Mannheim Road TRS LLC	Sonesta Mannheim Road LLC	Select	$1,155,587
88.	Sonesta Simply Suites Chicago Naperville 27 West 300 Warrenville Road Warrenville, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$682,980
89.	Sonesta Simply Suites Chicago Waukegan 1151 South Waukegan Road Waukegan, IL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$569,939
90.	Sonesta Select Indianapolis 37 W 103rd Street Indianapolis, IN	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$819,761
91.	Sonesta ES Suites Baton Rouge 4001 Nicholson Drive Baton Rouge, LA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,022,368
92.	Royal Sonesta New Orleans 300 Bourbon Street New Orleans, Louisiana	Royal Sonesta, Inc.	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$14,173,842

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
93.	Sonesta ES Suites New Orleans Convention Center 345 St. Joseph Street New Orleans, LA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$2,374,815
94.	Sonesta ES Suites Andover 4 Technology Drive Andover, MA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,364,112
95.	Sonesta Simply Suites Boston Braintree 235 Wood Road Braintree, MA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$947,092
96.	Sonesta Simply Suites Boston Burlington 130 Middlesex Turnpike Burlington, MA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$932,472
97.	Royal Sonesta Cambridge 40 Edwin H. Land Boulevard Cambridge, MA	HPT Cambridge LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$10,372,038
98.	Sonesta Select Boston Danvers 275 Independence Way Danvers, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$757,321
99.	Sonesta Select Boston Foxborough 35 Foxborough Boulevard Foxborough, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$991,318
100.	Sonesta Select Boston Lowell 30 Industrial Avenue East Lowell, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$475,567
101.	Sonesta Select Boston Milford 10 Fortune Boulevard Milford, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$801,973
102.	Sonesta ES Suites Annapolis 170 Admiral Cochrane Drive Annapolis, MD	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,157,192
103.	Royal Sonesta Harbor Court Baltimore 550 Light Street Baltimore, MD	Harbor Court Associates, LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$1,535,473
104.	Sonesta Select Columbia 8910 Stanford Boulevard Columbia, MD	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,238,257
105.	Sonesta Simply Suites Baltimore BWI Airport 1247 Winterson Road Linthicum Heights, MD	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$816,195
106.	Sonesta ES Suites Baltimore BWI Airport 1160 Winterson Road Linthicum Heights, MD	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$985,252

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
107.	Sonesta Simply Suites Detroit Ann Arbor 701 Waymarket Way Ann Arbor, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$592,929
108.	Sonesta Select Detroit Auburn Hills 2550 Aimee Lane Auburn Hills, MI	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$629,041
109.	Sonesta Simply Suites Detroit Novi 42600 Eleven Mile Road Novi, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$738,445
110.	Sonesta Select Detroit Novi 42700 Eleven Mile Road Novi, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,084,392
111.	Sonesta Simply Suites Detroit Troy 2550 Troy Center Drive Troy, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$589,217
112.	Sonesta Simply Suites Detroit Warren 7010 Convention Boulevard Warren, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$721,001
113.	Sonesta ES Suites Detroit Warren 30120 North Civic Center Blvd. Warren, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$764,178
114.	Sonesta Select Minneapolis 11391 Viking Drive Eden Prairie, MN	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$855,310
115.	Royal Sonesta Minneapolis 35-45 South Seventh Street Minneapolis, MN	HPTWN Properties Trust	SVC Minneapolis TRS LLC	Sonesta Minneapolis LLC	Full	$4,330,782
116.	Sonesta Simply Suites St. Louis Earth City 3250 Rider Trail South Earth City, MO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$548,958
117.	Sonesta Select Kansas City South 500 East 105th Street Kansas City, MO	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,017,017
118.	Sonesta Select Kansas City Airport 7901 NW Tiffany Springs Parkway Kansas City, MO	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$939,093
119.	Royal Sonesta Chase Park Plaza 212-232 N. Kingshighway Boulevard St. Louis, MO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$5,390,511
120.	Sonesta ES Suites Raleigh Cary 2900 Regency Parkway Cary, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$971,506

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
121.	Sonesta Charlotte 5700 Westpark Drive Charlotte, NC	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$2,563,701
122.	Sonesta Simply Suites Charlotte University 8812 University East Drive Charlotte, NC	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$686,351
123.	Sonesta Select Charlotte University 333 West WT Harris Boulevard Charlotte, NC	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$771,042
124.	Sonesta Select Raleigh Durham Airport 2001 Hospitality Court Morrisville, NC	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,116,037
125.	Sonesta ES Suites Raleigh Durham Airport 2020 Hospitality Court Morrisville, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,127,515
126.	Sonesta Simply Suites Jersey City 21 2nd Street Jersey City, NJ	HPT IHG-2 Properties Trust	SVC Jersey City TRS LLC	Sonesta Jersey City LLC	Select	$2,112,534
127.	Sonesta Simply Suites Parsippany Morris Plains 100 Candlewood Drive Morris Plains, NJ	HPT IHG-2 Properties Trust	SVC Morris Plains TRS LLC	Sonesta Morris Plains LLC	Select	$760,144
128.	Sonesta ES Suites Parsippany Morris Plains 3 Gatehall Drive Parsippany, NJ	HPTMI Properties Trust	SVC Gatehall Drive TRS LLC	Sonesta Gatehall Drive LLC	Select	$1,365,932
129.	Sonesta ES Suites Princeton 4375 US Route 1 South Princeton, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$855,402
130.	Sonesta ES Suites Somerset 260 Davidson Avenue Somerset, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,026,439
131.	Sonesta Select Tinton Falls 600 Hope Road Tinton Falls, NJ	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$647,308
132.	Sonesta Select Whippany 157 Route 10 East Whippany, NJ	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta Whippany LLC	Select	$1,334,969
133.	Sonesta Simply Suites Albuquerque 3025 Menaul Boulevard NE Albuquerque, NM	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$727,292
134.	Sonesta ES Suites Albuquerque 3300 Prospect Avenue, NE Albuquerque, NM	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,372,978

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
135.	Sonesta Simply Suites Las Vegas 4034 South Paradise Road Las Vegas, NV	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,806,857
136.	Sonesta Select Las Vegas 1901 North Rainbow Boulevard Las Vegas, NV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,207,017
137.	Sonesta ES Suites Reno 9845 Gateway Drive Reno, NV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$800,347
138.	Sonesta White Plains 66 Hale Avenue White Plains, NY	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta White Plains LLC	Full	$5,097,740
139.	Sonesta ES Suites Cincinnati - Blue Ash 11401 Reed Hartman Highway Blue Ash, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select	$856,574
140.	Sonesta Columbus 33 East Nationwide Boulevard Columbus, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$3,796,139
141.	Sonesta Simply Suites Columbus Airport 590 Taylor Road Gahanna, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$540,329
142.	Sonesta Simply Suites Cleveland North Olmstead 24741 Country Club Boulevard North Olmstead, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$639,542
143.	Sonesta Simply Suites Oklahoma City Airport 4400 River Park Drive Oklahoma City, OK	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$555,099
144.	Sonesta ES Suites Toronto 355 South Park Road Toronto, ON	HPT IHG Canada Properties Trust	HPT TRS IHG-2, Inc.	Sonesta Canada ULC	Select	$1,107,994
145.	The Yorkville Royal Sonesta Hotel 220 Bloor Street Toronto, ON	HPT IHG Canada Properties Trust	HPT TRS IHG-2, Inc.	Sonesta Toronto ULC	Full	$2,584,900
146.	Royal Sonesta Portland 506 SW Washington Street Portland, OR	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$6,401,205
147.	Sonesta Select Allentown Bethlehem 2160 Motel Drive Allentown, PA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$798,984
148.	Sonesta ES Suites Allentown Bethlehem 2180 Motel Drive Bethlehem, PA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$894,794

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
149.	Sonesta Hotel Philadelphia 1800 Market Street Philadelphia, PA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$4,254,250
150.	Sonesta Select Philadelphia Airport 8900 Bartram Avenue Philadelphia, PA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$919,883
151.	Sonesta Simply Suites Pittsburgh Airport 100 Chauvet Drive Pittsburgh, PA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$712,395
152.	Royal Sonesta San Juan 5961 Isla Verde Avenue Carolina PR	HPT IHG PR, Inc.	SVC San Juan TRS LLC	Sonesta San Juan LLC	Full	$5,646,494
153.	Sonesta Select Newport Middletown 9 Commerce Drive Middletown, RI	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,155,583
154.	Sonesta Hilton Head 130 Shipyard Drive Hilton Head, SC	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$4,013,582
155.	Sonesta Simply Suites Nashville Brentwood 5129 Virginia Way Brentwood, TN	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$695,825
156.	Sonesta ES Suites Nashville Brentwood 206 Ward Circle Brentwood, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$957,088
157.	Sonesta Select Chattanooga 2210 Bams Drive Chattanooga, TN	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$980,795
158.	Sonesta Select Nashville Airport Suites 1100 Airport Center Drive Nashville, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,109,053
159.	Sonesta Nashville Airport 600 Marriott Drive Nashville, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Full	$3,460,637
160.	Sonesta Simply Suites Arlington 2221 Brookhollow Plaza Drive Arlington, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$563,383
161.	Sonesta ES Suites Austin Arboretum 10201 Stonelake Boulevard Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$943,484
162.	Sonesta Simply Suites Austin South 4320 IH 35 Frontage Road Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$772,447

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
163.	The Stephen F. Austin Royal Sonesta Hotel 701 Congress Avenue Austin, TX	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$3,482,093
164.	Sonesta Simply Suites Austin Arboretum 9701 Stonelake Boulevard Austin, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$810,144
165.	Sonesta Simply Suites Dallas Galleria 13939 Noel Road Dallas, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$668,142
166.	Sonesta Select Dallas Central Expressway 10325 North Central Expressway Dallas, TX	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,030,411
167.	Royal Sonesta Houston Hotel 2222 West Loop South Houston, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full	$2,661,267
168.	Sonesta Simply Suites Dallas Las Colinas 5300 Green Park Drive Irving, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$771,076
169.	Sonesta Simply Suites Plano 4701 Legacy Drive Plano, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$624,614
170.	Sonesta ES Suites San Antonio Northwest 4320 Spectrum One San Antonio, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$899,236
171.	Sonesta ES Suites San Antonio 425 Bonham Street San Antonio, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,721,512
172.	Sonesta Simply Suites Salt Lake City Airport 2170 West North Temple Salt Lake City, UT	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$644,599
173.	Sonesta Select Arlington 1533 Clarendon Boulevard Arlington, VA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,674,832
174.	Sonesta ES Suites Charlottesville 1111 Millmont Street Charlottesville, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$754,625
175.	Sonesta ES Suites Fairfax 12815 Fairlakes Parkway Fairfax, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$911,553
176.	Sonesta Simply Suites Falls Church 205 Hillwood Avenue Falls Church, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$908,726

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level	Initial Owner’s Priority
177.	Sonesta Simply Suites Hampton 401 Butler Farm Road Hampton, VA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$572,318
178.	Sonesta ES Suites Dulles Airport 13700 Coppermine Road Herndon, VA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$1,365,831
179.	Sonesta Select Seattle Belleview 14615 NE 29th Place Bellevue, WA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select	$1,185,209
180.	Sonesta Select Seattle Renton 200 SW 19th Street Renton, WA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$914,364
181.	Sonesta Simply Suites Seattle Renton 300 SW 19th Street Renton, WA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$1,206,992
182.	The Alexis Royal Sonesta Hotel 1007 First Avenue Seattle, WA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full	$4,569,285
183.	Sonesta ES Suites Vancouver - Portland West 7301 NE 41st Street Vancouver, WA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select	$976,487
184.	Sonesta ES Suites Charleston 200 Hotel Circle Charleston, WV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select	$779,051

SCHEDULE 2

LEASES

1.    Amended, Restated and Consolidated Master Lease Agreement, dated as of January 1, 2011, between HPTMI Properties Trust, as landlord, and HPT TRS MRP, Inc. as tenant, as amended.

2.    Amended and Restated Lease Agreement, dated as of January 1, 2012, between John G. Murray, as Trustee of HPT CW MA Realty Trust, HPT IHG Canada Properties Trust, HPT IHG GA Properties LLC, HPT IHG-2 Properties Trust and HPT IHG-3 Properties LLC, as landlord, HPT IHG Canada Corporation, a New Brunswick corporation, as Canadian agent, and HPT TRS IHG-2, Inc., as tenant, as amended.

3.    Master Lease Agreement, dated as of December 31, 2012, between Service Properties Trust and HPTCY Properties Trust, as landlord, and HPT CY TRS, Inc., as tenant, as amended.

4.    Lease Agreement, dated as of December 31, 2019 but to become effective as of January 1, 2020, between HPTMI Hawaii, Inc., as landlord, and HPT TRS MRP, Inc., as tenant.

5.    Lease Agreement, dated as of February 27, 2020, among Harbor Court Associates, LLC, HPT Cambridge LLC, HPT IHG-2 Properties Trust, HPT IHG-3 Properties LLC, HPTMI Properties Trust, and Royal Sonesta, Inc., as landlord, and Cambridge TRS, Inc., as tenant, as amended.

6.    Master Lease Agreement, dated as of September 25, 2020, between HPT IHG-3 Properties LLC and Cambridge TRS, Inc.

7.    Lease Agreement, dated as of June 1, 2021, between HPT Suite Properties Trust and Cambridge TRS, Inc., as amended.

SCHEDULE 3

PRIOR MANAGEMENT AGREEMENTS

1.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta International Hotels Corporation (“Sonesta”) and Cambridge TRS, Inc. (“Cambridge TRS”). [Sonesta ES Suites Flagstaff]

2.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Suites Scottsdale]

3.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Tucson]

4.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [The Sonesta Irvine]

5.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Silicon Valley]

6.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Colorado Springs]

7.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Wilmington - Newark]

8.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Fort Lauderdale]

9.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Orlando]

10.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Atlanta]

11.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Andover]

12.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Royal Sonesta Harbor Court Baltimore]

13.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Royal Sonesta Chase Park Plaza]

14.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Charlotte]

15.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Princeton]

16.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Charlotte]

17.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Somerset]

18.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Cincinnati – Blue Ash]

19.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Hotel Philadelphia]

20.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Hilton Head]

21.    Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Royal Sonesta Houston Hotel]

22.    Master Management Agreement, dated as of September 25, 2020, between Sonesta and Cambridge. [Converted Wyndham Hotels]

23.    Master Management Agreement, executed on November 25, 2020 but effective as of December 1, 2020, between Sonesta and HPT TRS IHG-2, Inc. [Converted IHG Hotels]

24.    Master Management Agreement, dated as of December 15, 2020, between Sonesta and HPT TRS MRP, Inc. [Converted Marriott Hotels]

25.    Master Management Agreement, dated as of December 15, 2020, between Sonesta and HPT CY TRS, Inc. [Converted Marriott Courtyard Hotels]

26.    Master Management Agreement, dated as of June 2, 2021, between Sonesta and Cambridge TRS. [Converted Hyatt Hotels]

SCHEDULE 4

RESTRICTED TRADE AREAS

Schedule 4.1:    Sonesta Irvine (Irvine, California) Schedule 4.2:    Sonesta San Jose (Milpitas, California) Schedule 4.3:    Sonesta Denver (Denver, Colorado)
Schedule 4.4:    Royal Sonesta Washington DC (Washington, District of Columbia) Schedule 4.5:    The Harbor Court Royal Sonesta (Baltimore, Maryland)
Schedule 4.6:    Royal Sonesta Chase Park Plaza (St. Louis, Missouri) Schedule 4.7:    Sonesta Columbus (Columbus, Ohio)
Schedule 4.8:    Royal Sonesta Portland (Portland, Oregon)
Schedule 4.9:    Stephen F. Austin Royal Sonesta, Austin (Austin, Texas) Schedule 4.10:    Sonesta Philadelphia (Philadelphia, Pennsylvania) Schedule 4.11:    Royal Sonesta Seattle (Seattle, Washington)
Schedule 4.12:    Nautilus Sonesta Miami Beach (Miami Beach, Florida)

SCHEDULE 4.1

RESTRICTED TRADE AREA SONESTA IRVINE

(See attached)

SCHEDULE 4.2

RESTRICTED TRADE AREA SONESTA SAN JOSE

(See attached)

SCHEDULE 4.3

RESTRICTED TRADE AREA SONESTA DENVER

(See attached)

SCHEDULE 4.4

RESTRICTED TRADE AREA ROYAL SONESTA WASHINGTON DC

(See attached)

SCHEDULE 4.5

RESTRICTED TRADE AREA
THE HARBOR COURT ROYAL SONESTA

(See attached)

SCHEDULE 4.6

RESTRICTED TRADE AREA ROYAL SONESTA CHASE PARK PLAZA

(See attached)

SCHEDULE 4.7

RESTRICTED TRADE AREA SONESTA COLUMBUS

(See attached)

SCHEDULE 4.8

RESTRICTED TRADE AREA ROYAL SONESTA PORTLAND

(See attached)

SCHEDULE 4.9

RESTRICTED TRADE AREA STEPHEN F. AUSTIN ROYAL SONESTA

(See attached)

SCHEDULE 4.10

RESTRICTED TRADE AREA SONESTA PHILADELPHIA

(See attached)

SCHEDULE 4.11

RESTRICTED TRADE AREA ROYAL SONESTA SEATTLE

(See attached)

SCHEDULE 4.12

RESTRICTED TRADE AREA
NAUTILUS SONESTA MIAMI BEACH

(See attached)